EXHIBIT 10.8

FIRST AMENDMENT TO

MASTER TIMBER MANAGEMENT AGREEMENT

(Western Operations)

THIS FIRST AMENDMENT (the “Amendment’) is dated as of the 26th day of July, 1999, by and between HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation (hereinafter referred to as “HNRGI” or the “Client”), and OLYMPIC RESOURCE MANAGEMENT LLC, a Washington limited liability company (hereinafter referred to as “Manager”).  Capitalized terms not otherwise defined in this Amendment shall have the meanings given therefor in that certain Master Timber Management Agreement (Western Operations) effective as of January 1, 1998 (as amended, the “Master Agreement”).

WHEREAS, the parties hereto are parties to the Master Agreement.

WHEREAS, the parties wish to amend the Master Agreement, all as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.             Decision Making and Signing Authority.  Exhibit 1B of the Master Agreement is hereby replaced by Exhibit 1B to this Amendment.  This replacement is effective as of January 1, 1998.

2.             Property Management Service Fee.  Exhibit 2A of the Master Agreement is hereby replaced by Exhibit 2A to this Amendment.  This replacement is effective as of January 1, 1998.

3.             Additional Services.  Pursuant to Section 2.03 of the Master Agreement, Client may from time to time engage Manager to directly provide certain additional services including the services described in said section (the “Additional Services”).  With respect to the Additional Services, the parties agree to the following procedures:

a.             The scope of Additional Services shall be set forth in a Work Authorization in form attached hereto as Exhibit A and incorporated herein by reference (“Work Authorization”).  Rates charged for Additional Services shall be as set forth in the applicable Work Authorization or in accordance with the Rate Schedule, which is attached hereto as Exhibit B and incorporated herein by reference (“Rate Schedule”).  The rates shown on the Rate Schedule shall apply, without change, for the term of the Master Agreement unless otherwise specifically provided in this Master Agreement or the Work Authorization.  All requests for Additional Services shall be accompanied by a completed and executed Work Authorization.  Upon execution by both parties, each Work Authorization shall be deemed incorporated herein by reference.  The parties acknowledge that Client has requested that Manager provide Additional Services with respect to the STRSO Properties as set forth in the Work Authorization attached hereto as Exhibit C.

b.             Payment for Additional Services and expenses shall be in accordance with the applicable Work Authorization and this Master Agreement.

c.             Manager will be reimbursed by Client for reasonable travel expenses incurred directly in connection with the performance of Additional Services only to the extent that all such travel expenses have been approved in advance by Client or the travel expenses are provided for in the Work Authorization.  Manager will be reimbursed by Client for reasonable miscellaneous other expenses incurred directly in connection with the performance of Additional Services only to the extent that such expenses are provided for in the Work Authorization.  Manager shall provide Client with a detailed monthly statement of travel and miscellaneous expenses incurred.

d.             Manager, in performing the Additional Services, shall act solely as an independent contractor.  Manager, and any employees or agents of Manager, shall under no circumstances be treated as, or deemed to be, employees of Client.  Nothing in the Master Agreement shall be construed to create a partnership, agency, joint venture or employer-employee relationship between the parties. Manager understands that Client has no federal, state, or local obligations regarding employee liability or insurance for Manager.

e.             Manager shall be responsible for and pay all costs associated with governmental compliance of its business, including, but not limited to, city, county, state or federal licenses, permits, taxes or assessments of any kind.  Manager shall be responsible for payment of its income taxes, employment taxes and employee withholding, Social Security taxes and workers’ compensation premiums.  Manager shall indemnify Client and hold it harmless from paying such business costs or taxes.

f.              In the event that rendition of the Additional Services provided for herein requires Manager to be located at facilities of Client, Manager shall comply with all applicable federal or state laws and regulatory requirements and all safety and health regulations prescribed by Client for its own personnel.  Manager shall comply with all applicable federal, state and local laws and regulations with regard to the services rendered hereunder.

g.             The provision of the Additional Services shall be subject to all of the terms and conditions of the Master Agreement, unless otherwise specifically provided in the Work Authorization.

4.             Disposition and Acquisition Services.  Except as otherwise agreed to in writing between Client and Manager, the [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission] fees for disposition services pursuant to Section 3.03 of the Master Agreement and for acquisition services pursuant to Section 4.03 of the Master Agreement shall be based on the rate schedule set forth in Exhibit 3B to this Amendment.  Exhibit 3B to this Amendment shall replace Exhibits 3B and 4A to the Master Agreement.  This replacement is effective as of July 31, 1998.

5.             Miscellaneous.  This Amendment and all exhibits and schedules hereto constitute an integral part of the Master Agreement.  Except as expressly amended by this Amendment, the Master Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by and through their properly authorized officers on the date first specified above.

CLIENT:		MANAGER:

HANCOCK NATURAL RESOURCE		OLYMPIC RESOURCE MANAGEMENT LLC,
GROUP, INC., a Delaware corporation		a Washington limited liability company

By:	/s/ (Unreadable)	By:	/s/ Gary F. Tucker

Its:	Vice President	Its:	President & CEO

EXHIBIT 1B
TO FIRST AMENDMENT
DECISION MAKING AND SIGNING AUTHORITY

CATEGORY		MANAGER’S AUTHORITY ($US)
1.	Timber sales contracts stumpage and log sales including salvage and miscellaneous forest products	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
2.	Logging and trucking contracts
3.	Land Use permits i.e., road use, rock/gravel/leases, regulatory permits, licenses (inc. hunting), ferns, oil and gas, etc.
4.	Budgeted Capital Expenses contracts and checks, i.e., site prep, planting, herbicide, PCT, logging roads, etc.
5.	Budgeted Operating Expenses checks, except management fees
6.	Budgeted Operating Expenses checks; management fees
7.	All legal invoices

8.	Disposition of properties — with HNRIC/COF approval closing costs; expenses; manager’s compensation; P&S contracts and closing documents	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
9.	Disposition of properties — with HNRIC/COF approval closing costs; expenses; manager’s compensation; P&S contracts and closing documents

All Hancock contracts to be signed by authorized preparer and a minimum of two authorized individuals up to respective limits of their signing authority.

Manager - to provide and update list of its authorized individuals periodically.

Authorized HNRGI Associates:	Director of Acquisitions
Manager of Acquisitions
Director of Forestry Operations & Stewardship
Regional Forestry Managers
Regional Foresters
CalPERS Forest Operations Manager
CalPERS CIO
Managing Director

Decision-making authority:

•                  Budget approval must be made by the HNRGI (i) Regional Forestry Manager and Director of Forestry Operations & Stewardship, or (ii) CalPERS Operations Manager and CalPERS CIO;

•                                          Acquisitions and Dispositions require approval of Hancock Natural Resource Investment Committee and JHMLICo Committee of Finance; except that dispositions under  [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]  must be approved by (i) a Regional Forestry Manager or Director of Forestry Operations & Stewardship, or (ii) CalPERS Operations Manager or CalPERS CIO; and

•                  All recorded instruments (including deeds) to be signed by authorized officers of JHMLICo, John Hancock Timber Resource Corp., or other legal owner, respectively.

EXHIBIT A
TO FIRST AMENDMENT
FORM OF WORK AUTHORIZATION
Work Authorization Number ___________

1.                                       Master Agreement.  This Work Authorization Number  is issued pursuant to the Master Timber Management Agreement effective as of January 1, 1998 by and between Client arid Manager (as amended, the “Master Agreement”).  Capitalized terms not otherwise defined herein have the meanings given in the Master Agreement.

2.                                       Effective Date.  This Work Authorization is effective upon execution by both parties.

3.                                       Reference Title for Services Under This Work Authorization.  The reference title for Services under this Work Authorization is _____________________.

4.                                       Services to be Performed.  This Work Authorization relates to the work more fully described below:

5.                                       Deliverables and Schedule of Performance.

6.                                       Compensation for Services.

7.                                       Acceptance Criteria.

8.                                       Changes.  Any amendment or modification of this Work Authorization shall be agreed to in writing by both parties (“Change Order”).

9.                                       Client Representatives.  The representatives of the Client who shall have full authority to request the Additional Services to be provided [and to terminate such Additional Services] are ________________ or any other person designated in writing by the Client.

10.                                 Manager Representatives.  The representatives of the Manager who shall have full authority to negotiate and execute Change Orders are ______________________, or any other person designated in writing by Manager.

AGREED TO AND ACCEPTED BY:

Client	Manager

Hancock Natural Resource Group, Inc.	Olympic Resource Management LLC
99 High Street, 26th Floor	19245 Tenth Avenue NE, PO Box 1780
Boston, MA 02110	Poulsbo, WA 98370-0239

By	By:

Its:	Its:

EXHIBIT B
TO FIRST AMENDMENT
Rate Schedule for Additional Services

Time will be billed at the following rates:

Position Category	Billing Rate ($/hour)
Clerk	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Administrative Assistant
Technician
Forester/Analyst I
Forester/Analyst II
Senior Forester/Analyst III
Manager/Area Manager
Director/Region Manager
Executive

Expenses will be billed as follows:

Mileage                                  [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

Materials and Services        At actual cost

EXHIBIT C
TO FIRST AMENDMENT
WORK AUTHORIZATION FOR STRSO PROPERTIES
Work Authorization Number “W1”

1.                          Master Agreement.  This Work Authorization Number “W 1” is issued pursuant to the Master Timber Management Agreement effective as of January 1, 1998 by and between Client and Manager (as amended, the “Master Agreement”).  Capitalized terms not otherwise defined herein have the meanings given in the Master Agreement.

2.                          Effective Date.  This Work Authorization is effective as of November 1, 1998

3.                          Reference Title for Services.  The reference title for services under this Work Authorization is “Support for Transition of Management Services on STRSO Properties.”

4.                          Services To be Performed.  Services to be performed under this Work Authorization are described below:

(a)          Project administration and meetings, which includes organizing the work, tracking the status of the work, and reporting on the status of the work.  This does include reasonable travel costs for attending meetings as is required by the work.  This does not include tracking time spent on the project or invoicing.

(b)         Document copying, which includes organizing and copying documents and maps for transfer to STRSO and its agents.

(c)          Provision of map data/hardcopies of maps, which includes development and printing of hardcopies of the requested maps, development of descriptions of the spatial data sets and data dictionary, and provision of softcopies of the spatial data sets.

(d)         Provision of inventory data, which includes development and printing of the requested inventory reports, development of descriptions of the inventory data sets and data dictionary, and provision of softcopies of the inventory data.

(e)          Provision of financial data, which includes provision of hard copies of the property budgets, property long-term plan data and accounting data, and transfer of the relevant accounting records.

(f)            Provision of field data, which includes identification of existing leases and other agreements affecting the STRSO properties, identification of the needs for additional easements and agreements between STRSO properties and other CLIENT properties.

(g)         Supporting the development and/or assignment of leases and other agreements by CLIENT’s legal staff.  MANAGER does not warrant or guarantee the accuracy of the information provided and will not be held liable for any inaccuracies in the information provided.

(h)         Supporting the development of legal descriptions of the STRSO properties by CLIENT’s legal staff and title companies.  MANAGER does not warrant or guarantee the accuracy of the information provided and will not be held liable for any inaccuracies in the information provided.

(i)    Property tours and inspections, which includes development of maps and directions, briefing STRSO personnel and agents and CLIENT personnel regarding property locations and conditions, and guiding tours of the properties for STRSO personnel and agents and CLIENT’s personnel.

(j)    Property preparation, which includes changing, locks and signs on the properties, ensuring that the appropriate gates are locked, contract management on required surveys and boundary line maintenance, and support for CLIENT’s legal staff in obtaining any required property partitions.

(k)   Quality control, which includes reviewing materials that have been developed and ensuring that they meet the data requests.

5.                          Compensation For Services.  MANAGER will be compensated for work performed under this Work Authorization on a time and materials basis.  Billing will be at the rates listed in Exhibit B of the First Amendment to the Master Agreement.  MANAGER will submit invoices monthly for work performed.  Terms will be net 30 days.

6.                          Travel and Miscellaneous Expenses.  MANAGER will be reimbursed by CLIENT for reasonable travel and miscellaneous other expenses incurred directly in connection with the performance of the Services as specified in Exhibit B of the First Amendment to the Master Agreement.

7.                          Changes.  Any amendment or modification of this Work Authorization shall be agreed to in writing by both parties (“Change Order”).

8.                          MANAGER Representatives.  The representatives of MANAGER who shall have full authority to negotiate and execute Change Orders are Tom Gilkey, Wesley Nicholson or any other person designated in writing by MANAGER.

9.                          CLIENT Representatives.  The representatives of the CLIENT who shall have full authority to request the Services to be provided, to terminate the Services and to negotiate and execute Change Orders are David Kenney, John Davis or any other person designated in writing by the CLIENT.

AGREED TO AND ACCEPTED BY:

CLIENT		MANAGER

Hancock Natural Resource Group, Inc.		Olympic Resource Management LLC
99 High Street, 26th Floor		19245 Tenth Avenue NE, PO Box 1780
Boston, MA 02110		Poulsbo, WA 98370-0239

By:	/s/ (Unreadable)	By:	/s/ (Unreadable)

Its:	Vice President	Its:	President & CEO

EXHIBIT 2A
TO FIRST AMENDMENT
Property Management Service Fee

States	Property	Acreage (as of 10/31/98)	Base Rate $/Acre Fee
California	McCloud	39,364	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
California	Pondosa	39,266
California	Trinity	24,649

Oregon	Coates Creek	6,406
Oregon	Deer Creek	13,133
Oregon	Gold Beach	28,825
Oregon	Hershey	5,352
Oregon	Mist	22,155
Oregon	Nicolai	5,524
Oregon	Pebble Creek	15,203
Oregon	Santiam	5,297
Oregon	Scappoose	10,906
Oregon	St. Helens	4,894
Oregon	Umpqua	19,272
Oregon	Wilark	7,775
Oregon	Wiley Creek	47,039
Oregon	Wilson River	13,372

Washington	Cavanaugh	50,786
Washington	Gold Bar	6,076
Washington	Granite Falls	9,967
Washington	Grays River	62,418
Washington	Johns River	25,043
Washington	Milwaukee	15,970
Washington	Monroe	6,982
Washington	Skykomish	6,330
Washington	Snohomish	17,083
Washington	Wishkah	20,863

529,950	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]

Contract term for these properties: three (3) years beginning 1/1/98 and ending on 12/31/2000.

EXHIBIT 3B
TO FIRST AMENDMENT
DISPOSITION AND ACQUISITION TIME AND MATERIALS FEES

Position Category	Billing Rate ($/hour)
Clerk	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Administrative Assistant
Technician
Forester/Analyst I
Forester/Analyst II
Senior Forester/Analyst
Manager/Area Manager
Director/Region Manager
Executive

Markup to Cost of Materials and Services	[Confidential Treatment for the omitted material has been requested and has been filed separately with the
Securities and Exchange Commission].

(Note: Services meaning and intending to refer to services contracted to others by Manager.)

Mileage charges	[Confidential Treatment for the omitted material has been requested and has been filed separately with the
Securities and Exchange Commission].

Rates listed are for typical classifications of positions that will be used for disposition and acquisition services.  Other job classifications may be used with prior written agreement between Manager and Client.

This replaces Exhibits 3B and 4A to Master Agreement.